PHOENIX INVESTMENT PARTNERS

                          ANNUAL REPORT

                                       DECEMBER 31, 2000


PHOENIX-DUFF & PHELPS
INSTITUTIONAL MUTUAL FUNDS           > GROWTH STOCK PORTFOLIO

                                       Managed by
                                       Seneca Capital Management LLC


                                     > MANAGED BOND PORTFOLIO

                                       Managed by
                                       Phoenix Investment Counsel, Inc.


[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  As we've seen this year, financial markets can be quite changeable, revolving around investor perceptions as much as hard facts. During the past 12 months, we have witnessed unprecedented volatility and two distinctly different moods in the equity market. It was indeed the best of times and worst of times. The year 2000 was also one of the most challenging investment environments in years for fixed-income investors as a result of the Fed's tightening campaign, continued shrinkage in the supply of outstanding Treasury debt, and deterioration in credit fundamentals.

  On the following pages, your Funds' portfolio managers review market events in 2000 and discuss their investment strategy in light of conditions over the last year that were not generally favorable to their investment styles. We hope you find their comments informative. If you have any questions, please call a client service representative at 1-800-814-1897.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

DECEMBER 31, 2000

             ------------------------------------------------------
             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the
             principal invested.
             ------------------------------------------------------

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

A DISCUSSION WITH THE PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Portfolio seeks long-term capital appreciation. Seneca's investment approach combines a focus on earnings growth with disciplined risk controls. Our objective is to construct a Portfolio that takes advantage of companies that are growing earnings very quickly as well as stable growth companies, with the potential to cushion against downside risk.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended December 31, 2000, Class X shares declined 13.27% and Class Y shares fell 13.49%. The S&P 500 Index was down 9.19% for the period, and the Russell 1000 Growth Index lost 22.42% for the year.(1) All performance figures assume reinvestment of dividends and are net of sales charges.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET IN 2000?

A: The year 2000 was painful for equity investors in growth stocks, particularly the fourth quarter. Technology stocks, the largest component of the S&P 500, were the epicenter of the devastation. For the year, the S&P technology component fell 40%. Indices and strategies with greater technology representation, such as "growth" approaches, suffered the greatest losses for the year. The Nasdaq reported its worst year ever in 2000, down 39%.(2)

    As a group, "value" stocks as defined by low price-to-earning ratios outperformed "growth" mightily, reversing the trend of the last six years. Utilities, energy, insurance and tobacco are heavily represented in the "value" indices. The severe correction in growth stocks and the rebound of "value" or low P/E multiple companies produced the widest differential in growth versus value since the inception of the Russell benchmarks in 1979. Value stocks advanced 7.01% for the year as measured by the Russell 1000 Value Index,(3) while growth stocks fell 22.42% as measured by the Russell 1000 Growth Index.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED THE PORTFOLIO'S PERFORMANCE?

A: During the fourth quarter, the biggest source of the Portfolio's underperformance versus the S&P 500 Index was stock selection within the technology sector. Issue selection within the communication services sector and a relative overweighting also held back performance. The Portfolio's underperformance relative to the S&P 500 can also be attributed to issue selection within the energy sector.

    While issue selection within the technology sector was the main drag on performance during the fourth quarter, for the full year our technology holdings performed in line with the S&P 500 technology stocks. The primary reason for lagging

(1) THE S&P 500 INDEX MEASURES LARGE-CAP STOCK TOTAL-RETURN PERFORMANCE, AND THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES THE TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(3) THE RUSSELL 1000 VALUE INDEX MEASURES LARGE-CAP VALUE-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

the S&P 500 Index in 2000 was underperformance by a few stocks within the consumer staples and health-care sectors.

    The primary source of our outperformance compared with the Russell 1000 Growth Index was an overweighted position in financial services and positive issue selection within the sector. The Portfolio's good results were also due to an overweighting in consumer staples and good performance of individual holdings in this area. In addition, an underweighted position in technology versus the Russell 1000 Growth Index benefited overall results.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: The most probable course, in our view, is not a recession but a softening in the economy. Less robust business conditions are echoed in less robust markets. In time, as the Federal Reserve provides more liquidity, the economy should firm and the markets should resume their upturn. Because we avoid recession, corporate profits will grow in line with economic growth. Lower interest rates will support market valuations. We believe the year 2001 should produce modest positive returns for stock and bond investors.

    This forecast does not presume a V-shaped rebound in the market. The mania of 1999 will not be revived. Rather, we expect a period of consolidation as we work through the consequences of reduced consumer and business spending and less availability of capital. The outlook for earnings is more uncertain than usual, but we are convinced the outlook is positive.

    One should not expect huge returns in stocks this year, but rather returns that are consistent with the earnings growth prospects of a moderating economy. Within the stock market, earnings expectations may continue to deflate as the economy slows, and related company share prices will fare poorly. The good news is that most of these high-expectation, high-valuation stocks reside in the technology sector and have already been severely marked down. The most important determinant of stock performance in 2001 will be earnings power, reliability and predictability. Financially secure companies that exhibit this earnings profile will likely be rewarded with a premium valuation in an uncertain, slowing economy. Reliable "growth" companies should fare well.

    Seneca's focus on company fundamentals and our willingness to invest in growth stocks outside what the market considers to be "growth" sectors should serve the portfolio well in the coming year.

                                                                JANUARY 29, 2001

Phoenix-Duff & Phelps Institutional Growth Stock Portfolio

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                1 YEAR   5 YEARS  10 YEARS
                                -------  -------  --------
Class X Shares                  (13.27)%  16.37%    16.24%
Class Y Shares                  (13.49)   16.08     15.95
S&P 500 Index(3)                 (9.19)   18.42     17.50

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y shares will vary due to differing inception dates and fees.
(3) The S&P 500 Stock Index is an unmanaged, commonly used measure of stock market total return performance.
     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GROWTH STOCK          S&P
          PORTFOLIO CLASS X(2)  500 INDEX(3)
12/31/90            $5,000,000    $5,000,000
12/31/91            $7,029,008    $6,527,182
12/31/92            $7,183,149    $7,029,169
12/31/93            $7,904,374    $7,732,093
12/30/94            $7,833,205    $7,834,390
12/29/95           $10,553,286   $10,772,857
12/31/96           $11,749,639   $13,277,296
12/31/97           $14,775,902   $17,708,672
12/31/98           $19,386,439   $22,801,064
12/31/99           $25,963,835   $27,620,093
12/31/00           $22,517,226   $25,082,598

This chart assumes an initial gross investment of $5,000,000 made on 12/31/90 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology        25%
Consumer Staples   17
Financials         17
Health-Care        14
Energy              8
Capital Goods       7
Utilities           6
Other               6

Phoenix-Duff & Phelps Institutional Growth Stock Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  General Electric Co.                                           4.4%
        CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
    2.  Diamond Offshore Drilling, Inc.                                3.8%
        CONTRACT DRILLER OF OIL AND GAS WELLS
    3.  El Paso Energy Corp.                                           3.6%
        OPERATES NATURAL GAS PIPELINES
    4.  HCA-The Healthcare Co.                                         3.6%
        ACUTE CARE HOSPITAL PROVIDER
    5.  CVS Corp.                                                      3.6%
        DRUG STORE CHAIN
    6.  Mellon Financial Corp.                                         3.6%
        COMMERCIAL BANK
    7.  Pfizer, Inc.                                                   3.5%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    8.  American International Group, Inc.                             3.5%
        INTERNATIONAL INSURANCE HOLDING COMPANY
    9.  Merck & Co., Inc.                                              3.4%
        ETHICAL DRUG AND SPECIALTY CHEMICAL COMPANY
   10.  Coca-Cola Co. (The)                                            3.4%
        MAJOR SOFT DRINK DISTRIBUTOR

                        INVESTMENTS AT DECEMBER 31, 2000

                                          SHARES      VALUE
                                          -------  -----------
COMMON STOCKS--92.6%

AEROSPACE/DEFENSE--2.0%
Boeing Co. (The)....................      16,440   $ 1,085,040
BANKS (MAJOR REGIONAL)--3.6%
Mellon Financial Corp...............      39,310     1,933,561

BEVERAGES (ALCOHOLIC)--1.3%
Anheuser-Busch Cos., Inc............      15,410       701,155
BEVERAGES (NON-ALCOHOLIC)--3.4%
Coca-Cola Co. (The).................      30,710     1,871,391

BIOTECHNOLOGY--2.8%
Immunex Corp.(b)....................      37,600     1,527,500
BROADCASTING (TELEVISION, RADIO & CABLE)--4.7%
Clear Channel Communications,
Inc.(b).............................      14,759       714,889
Comcast Corp. Special Class A(b)....      14,450       603,287
General Motors Corp. Class H(b).....      54,300     1,248,900
                                                   -----------
                                                     2,567,076
                                                   -----------

COMMUNICATIONS EQUIPMENT--4.4%
Corning, Inc........................      19,330     1,020,866
JDS Uniphase Corp.(b)...............      12,990       541,521
Scientific-Atlanta, Inc.............      25,340       825,134
                                                   -----------
                                                     2,387,521
                                                   -----------

COMPUTERS (HARDWARE)--3.7%
Extreme Networks, Inc.(b)...........      12,610       493,366

                                          SHARES      VALUE
                                          -------  -----------
COMPUTERS (HARDWARE)--CONTINUED
Palm, Inc.(b).......................      26,330   $   745,468
Sun Microsystems, Inc.(b)...........      26,860       748,722
                                                   -----------
                                                     1,987,556
                                                   -----------

COMPUTERS (NETWORKING)--2.5%
Cisco Systems, Inc.(b)..............      35,750     1,367,437

COMPUTERS (PERIPHERALS)--2.1%
EMC Corp.(b)........................      17,230     1,145,795

COMPUTERS (SOFTWARE & SERVICES)--5.8%
America Online, Inc.(b).............      19,940       693,912
Mercury Interactive Corp.(b)........       6,030       544,208
Microsoft Corp.(b)..................      26,330     1,142,064
Oracle Corp.(b).....................      27,010       784,978
                                                   -----------
                                                     3,165,162
                                                   -----------

ELECTRIC COMPANIES--2.3%
Southern Energy, Inc.(b)............      43,280     1,225,365

ELECTRICAL EQUIPMENT--4.4%
General Electric Co.................      49,350     2,365,716

ELECTRONICS (SEMICONDUCTORS)--2.8%
Intel Corp..........................      37,080     1,114,718
PMC-Sierra, Inc.(b).................       5,080       399,415
                                                   -----------
                                                     1,514,133
                                                   -----------

                       See Notes to Financial Statements                       5

Phoenix-Duff & Phelps Institutional Growth Stock Portfolio

                                          SHARES      VALUE
                                          -------  -----------
FINANCIAL (DIVERSIFIED)--8.8%
American Express Co.................      34,010   $ 1,868,424
Citigroup, Inc......................      25,826     1,318,740
Fannie Mae..........................      18,720     1,623,960
                                                   -----------
                                                     4,811,124
                                                   -----------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.9%
Merck & Co., Inc....................      20,010     1,873,436
Pfizer, Inc.........................      41,190     1,894,740
                                                   -----------
                                                     3,768,176
                                                   -----------

HEALTH CARE (HOSPITAL MANAGEMENT)--3.6%
HCA-The Healthcare Co...............      44,180     1,944,362

HOUSEHOLD PRODUCTS (NON-DURABLE)--3.4%
Procter & Gamble Co. (The)..........      23,690     1,858,184

INSURANCE (MULTI-LINE)--3.5%
American International Group,
Inc.................................      19,190     1,891,414

NATURAL GAS--3.6%
El Paso Energy Corp.................      27,280     1,953,930

OIL & GAS (DRILLING & EQUIPMENT)--7.2%
Diamond Offshore Drilling, Inc......      51,080     2,043,200
Halliburton Co......................      51,490     1,866,513
                                                   -----------
                                                     3,909,713
                                                   -----------

RETAIL (BUILDING SUPPLIES)--1.8%
Home Depot, Inc. (The)..............      21,510       982,738
RETAIL (DRUG STORES)--3.6%
CVS Corp............................      32,330     1,937,779
RETAIL (GENERAL MERCHANDISE)--2.8%
Wal-Mart Stores, Inc................      29,020     1,541,688

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.6%
Nextel Communications, Inc.
Class A(b)..........................      34,920       864,270
--------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $48,638,546)                       50,307,786
--------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------

FOREIGN COMMON STOCKS--2.8%

COMMUNICATIONS EQUIPMENT--2.8%
Nokia Oyj ADR (Finland).............      14,000   $   609,000
TyCom Ltd. (Bermuda)(b).............      40,460       905,292
--------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,028,170)                         1,514,292
--------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.4%
(IDENTIFIED COST $50,666,716)                       51,822,078
--------------------------------------------------------------

                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                      (Unaudited)    (000)
                                      ------------  -------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--5.7%
Koch Industries, Inc. 6.45%,
1/2/01..............................      A-1+      $1,030     1,029,816
Exxon Imperial U.S., Inc. 6.52%,
1/3/01..............................      A-1+       1,000       999,638
BellSouth Capital Funding Corp.
6.55%, 1/4/01.......................      A-1+       1,095     1,094,402
------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,123,856)                                   3,123,856
------------------------------------------------------------------------

TOTAL INVESTMENTS--101.1%
(IDENTIFIED COST $53,790,572)                          54,945,934(a)
Other assets and liabilities, net--(1.1%)                (603,241)
                                                     ------------
NET ASSETS--100.0%                                   $ 54,342,693
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,721,817 and gross depreciation of $6,730,991 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $53,955,108.
(b)  Non-income producing.

6                      See Notes to Financial Statements

Phoenix-Duff & Phelps Institutional Growth Stock Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $53,790,572)                               $   54,945,934
Cash                                                                   1,949
Receivables
  Investment securities sold                                         940,416
  Dividends and interest                                              25,406
  Fund shares sold                                                        43
Prepaid expenses                                                         334
                                                              --------------
    Total assets                                                  55,914,082
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  1,479,399
  Investment advisory fee                                             17,148
  Financial agent fee                                                  6,767
  Transfer agent fee                                                   6,080
  Trustees' fee                                                        5,384
  Distribution fee                                                     4,211
Accrued expenses                                                      52,400
                                                              --------------
    Total liabilities                                              1,571,389
                                                              --------------
NET ASSETS                                                    $   54,342,693
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   51,920,723
Undistributed net investment income                                   89,987
Accumulated net realized gain                                      1,176,621
Net unrealized appreciation                                        1,155,362
                                                              --------------
NET ASSETS                                                    $   54,342,693
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $34,991,332)                 1,346,619
Net asset value and offering price per share                          $25.98
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $19,351,361)                   749,332
Net asset value and offering price per share                          $25.82

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $      462,484
Interest                                                             158,671
Foreign taxes withheld                                                (1,809)
                                                              --------------
    Total investment income                                          619,346
                                                              --------------
EXPENSES
Investment advisory fee                                              375,119
Distribution fee, Class Y                                             54,313
Financial agent fee                                                   89,244
Transfer agent                                                        37,735
Professional                                                          28,033
Printing                                                              27,798
Registration                                                          26,469
Trustees                                                              21,662
Custodian                                                             17,847
Miscellaneous                                                         16,849
                                                              --------------
    Total expenses                                                   695,069
    Less expenses borne by investment adviser                       (203,010)
                                                              --------------
    Net expenses                                                     492,059
                                                              --------------
NET INVESTMENT INCOME                                                127,287
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    8,775,877
Net change in unrealized appreciation (depreciation) on
  investments                                                    (17,164,256)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (8,388,379)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (8,261,092)
                                                              ==============

                       See Notes to Financial Statements                       7

Phoenix-Duff & Phelps Institutional Growth Stock Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $    127,287  $     58,344
  Net realized gain (loss)                   8,775,877    17,061,177
  Net change in unrealized appreciation
    (depreciation)                         (17,164,256)    1,963,468
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (8,261,092)   19,082,989
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X               (42,919)      (39,257)
  Net investment income, Class Y               (15,045)           --
  Net realized gains, Class X               (6,950,123)  (11,735,478)
  Net realized gains, Class Y               (3,815,115)   (5,991,827)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (10,823,202)  (17,766,562)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (65,203
    and 43,182 shares, respectively)         2,220,877     1,703,697
  Net asset value of shares issued from
    reinvestment of distributions
    (253,202 and 328,868 shares,
    respectively)                            6,992,892    11,774,581
  Cost of shares redeemed (96,720 and
    472,062 shares, respectively)           (3,407,786)  (19,926,904)
                                          ------------  ------------
Total                                        5,805,983    (6,448,626)
                                          ------------  ------------
CLASS Y
  Proceeds from sales of shares (27,094
    and 23,824 shares, respectively)           952,757       935,225
  Net asset value of shares issued from
    reinvestment of distributions
    (139,873 and 168,015 shares,
    respectively)                            3,830,154     5,991,813
  Cost of shares redeemed (12,468 and
    161,837 shares, respectively)             (443,352)   (6,189,832)
                                          ------------  ------------
Total                                        4,339,559       737,206
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      10,145,542    (5,711,420)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     (8,938,752)   (4,394,993)
NET ASSETS
  Beginning of period                       63,281,445    67,676,438
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $89,987 AND $19,087, RESPECTIVELY]    $ 54,342,693  $ 63,281,445
                                          ============  ============

8                      See Notes to Financial Statements

Phoenix-Duff & Phelps Institutional Growth Stock Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS X
                                            --------------------------------------------------------------------------
                                                                                                               FROM
                                                            YEAR ENDED DECEMBER 31,                          INCEPTION
                                            --------------------------------------------------------         3/1/96 TO
                                               2000             1999            1998            1997         12/31/96
Net asset value, beginning of
  period                                    $ 36.83         $  37.82         $ 33.85         $ 47.42          $ 48.01
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.08             0.08            0.05(6)         0.31(6)          0.34
  Net realized and unrealized gain
    (loss)                                    (4.83)           11.65            9.88           10.60             4.89
                                            -------         --------         -------         -------          -------
      TOTAL FROM INVESTMENT
        OPERATIONS                            (4.75)           11.73            9.93           10.91             5.23
                                            -------         --------         -------         -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                    (0.04)           (0.05)          (0.15)          (0.39)           (0.30)
  Dividends from net realized gains           (6.06)          (12.67)          (5.81)         (24.07)(3)        (5.52)
  In excess of net investment
    income                                       --               --              --           (0.02)              --
                                            -------         --------         -------         -------          -------
      TOTAL DISTRIBUTIONS                     (6.10)          (12.72)          (5.96)         (24.48)           (5.82)
                                            -------         --------         -------         -------          -------
Change in net asset value                    (10.85)           (0.99)           3.97          (13.57)           (0.59)
                                            -------         --------         -------         -------          -------
NET ASSET VALUE, END OF PERIOD              $ 25.98         $  36.83         $ 37.82         $ 33.85          $ 47.42
                                            =======         ========         =======         =======          =======
Total return                                (13.27)%          33.93%          31.20%           25.76%           10.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $34,991          $41,436         $46,330         $44,350          $82,739

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                       0.70%            0.70%           0.70%            0.70%            0.70%(1)
  Net investment income                       0.29%            0.17%           0.13%            0.64%            0.65%(1)
Portfolio turnover                             127%             136%            115%             148%              99%(2)

                                                                           CLASS Y
                                            ----------------------------------------------------------------------
                                                                                                           FROM
                                                           YEAR ENDED DECEMBER 31,                       INCEPTION
                                            -----------------------------------------------------        3/1/96 TO
                                               2000            1999           1998           1997        12/31/96
Net asset value, beginning of period        $ 36.72        $  37.79        $ 33.86        $ 47.43         $ 48.01
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.04           (0.03)         (0.04)(6)       0.18(6)         0.18
  Net realized and unrealized gain
    (loss)                                    (4.85)          11.63           9.88          10.59            4.95
                                            -------        --------        -------        -------         -------
      TOTAL FROM INVESTMENT OPERATIONS        (4.81)          11.60           9.84          10.77            5.13
                                            -------        --------        -------        -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.03)             --          (0.10)         (0.31)          (0.19)
  Dividends from net realized gains           (6.06)         (12.67)         (5.81)        (24.02)(3)       (5.52)
  In excess of net investment income             --              --             --          (0.01)             --
                                            -------        --------        -------        -------         -------
      TOTAL DISTRIBUTIONS                     (6.09)         (12.67)         (5.91)        (24.34)          (5.71)
                                            -------        --------        -------        -------         -------
Change in net asset value                    (10.90)          (1.07)          3.93         (13.57)          (0.58)
                                            -------        --------        -------        -------         -------
NET ASSET VALUE, END OF PERIOD              $ 25.82        $  36.72        $ 37.79        $ 33.86         $ 47.43
                                            =======        ========        =======        =======         =======
Total return                                (13.49)%         33.60%         30.85%          25.46%          10.48%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $19,351         $21,845        $21,347        $17,631         $22,978

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                       0.95%           0.95%          0.95%           0.95%           0.95%(1)
  Net investment income (loss)                0.04%          (0.09)%        (0.11)%          0.39%           0.39%(1)
Portfolio turnover                             127%            136%           115%            148%             99%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  Includes amounts distributed as income and redesignated for tax purposes.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.03%, 0.95%, 1.00%, 0.87%, and 0.81% for the periods ended December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27%, 1.20%, 1.25%, 1.12%, and 1.06% for the periods ended December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.
(6)  Computed using average shares outstanding.

                       See Notes to Financial Statements                       9

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

A DISCUSSION WITH THE PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Portfolio is appropriate for investors seeking long-term capital appreciation through investments in fixed-income securities, including foreign and high-yield issues. Investors should note that foreign investing involves added risks, such as currency fluctuations, less public disclosure, and economic and political risks.

Q: WOULD YOU BRIEFLY SUMMARIZE THE MARKET ENVIRONMENT OF THE LAST YEAR, PLEASE.

A: Three factors -- the Fed's tightening campaign, the continued shrinkage in the supply of outstanding Treasury debt, and the deterioration in credit fundamentals -- combined to create the most challenging investment environment for fixed-income investors in years. The year began with Fed tightening as the pervasive theme riding on the coattails of an extremely strong end to 1999. The economy continued to steam ahead at a 5% growth rate, with signs that inflationary pressures were building. Early in the year the Treasury announced its $30 billion buyback program, which triggered a "buying panic" in long-dated Treasuries. The result of all this activity, was that short rates were higher than long rates, a phenomena referred to as an inverted yield curve. The non-Treasury sectors suffered the effect of the Treasury market's growing scarcity premium and worsening credit conditions.

    During the year the Nasdaq's fall from grace was a warning sign that the tech-spending frenzy was over.(1) Combined with profit warnings from non-tech companies, it signaled more broadly that business spending would be slashed. Since the engine of growth through the expansion had been business investment, a sharp slowdown in this component had serious implications for the economy. As 2000 came to a close, it was apparent that both consumer and business confidence was declining. After the Fed made it clear on December 19 that it would ease monetary policy in the face of weakening growth, the Fed made an inter-meeting move on January 3 of the new year, cutting the Fed funds target rate by 50 basis points to 6% and reducing the discount rate to 5.75%.

Q: HOW DID THE PORTFOLIO PERFORM DURING THIS DIFFICULT PERIOD?

A: While the 2000 calendar year proved to be a difficult environment for managers who invest heavily in the non-Treasury sectors of the market, we are generally pleased that our Portfolio kept pace with the market, delivering solid returns for the 12 months ended December 31, 2000. Class X shares returned 10.04% and Class Y shares earned 9.75% for the period compared with a return of 11.63% for the Lehman Brothers Aggregate Bond Index.(2) All performance figures assume reinvestment of dividends and are net of fees.

Q: WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S GOOD RESULTS?

A: During the year our exposure to emerging markets contributed positively to the portfolio as this sector continued to benefit from a combination of improving fundamentals and investor demand. Additionally, our large exposure to Mexico was rewarded as Mexico was upgraded to investment-grade status in the first half of the year.

(1) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
    PERFORMANCE.
(2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD FIXED-INCOME MARKET TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

    For the year we emphasized taxable municipals and collateralized mortgage-backed securities over investment-grade corporates. This strategy was extremely effective: investment-grade corporate bonds were the worst-performing sector in the Lehman Brothers Aggregate Bond Index. Within mortgage-backed securities, our coupon selection was a positive as we owned more discount than premium issues, which were the better performing securities in the mortgage-backed sector. Our timing on agency debentures was also a positive as we increased our allocation to the sector when the scare over government-sponsored agency paper hit, and we were rewarded as concern faded.

Q: WHAT WERE SOME FACTORS THAT HELD BACK PERFORMANCE?

A: As we stated earlier, it was an excellent year for U.S. Treasuries, a sector we typically underweight. The strong rally in Treasuries and the inability of the credit sectors to keep pace had a negative impact on our performance. Additionally, it is not unusual for us to scale into sectors early while they are under pressure but represent good long-term value. As an example, we increased our exposure to domestic high-yield methodically during the second half of 2000, and high-yield did perform poorly, which hurt our performance. While the sector underperformed, our specific holdings performed relatively well, mitigating some of the sector's underperformance. Our strong relative performance within the sector was attributable to a combination of issue selection along with a high quality focus, which served the portfolio well in a challenging high-yield credit environment.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: The economy is likely to avoid recession but grow slowly over the coming year. We expect the Fed will put a net under the economy, and an anticipated drop in petroleum prices could provide timely stimulus. Nonetheless, growth is unlikely to strain the economy's resources and inflation should stay well within bounds. The business sector appears to have responded to slower demand growth with unusual speed by curbing hiring and capital spending. The Fed's effort to stimulate the economy should help business activity and credit quality. Although we anticipate that profits will increase more slowly in 2001 than they did in 2000, they are unlikely to be as weak as currently discounted in financial market prices.

    Look ahead to the year 2001, our outlook for the bond market remains positive. We believe that yield spreads on many of the non-Treasury sectors remain very attractive. This yield premium provides investors with a combination of a current yield advantage as well as potential for future capital appreciation. These wide yield spreads are currently available in all of the non-Treasury sectors, both investment-grade and below investment-grade. In response to these opportunities, we remain significantly overweighted in non-Treasury securities, with large allocations to collateralized mortgage-backed securities, agency and non-agency mortgage-backed securities, taxable municipals, and domestic high-yield.

    Currently the bond market is offering investors attractive risk-adjusted yield as compensation for taking risk. We believe the Portfolio is positioned to benefit from these favorable market conditions. Looking ahead, we will continue to follow our investment strategy of investing in those sectors of the bond market that offer the best relative value.

                                                                JANUARY 26, 2001

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                1 YEAR  5 YEARS  10 YEARS
                                ------  -------  --------
Class X Shares                  10.04%    6.32%     8.44%
Class Y Shares                   9.75     6.06      8.17
Lehman Brothers Aggregate Bond
  Index(3)                      11.63     6.46      7.96

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y shares will vary due to differing inception dates and fees.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.
     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MANAGED BOND          LEHMAN BROTHERS
          PORTFOLIO CLASS X(2)  AGGREGATE BOND INDEX(3)
12/31/90            $5,000,000               $5,000,000
12/31/91            $5,935,838               $5,800,143
12/31/92            $6,463,979               $6,229,381
12/31/93            $7,248,569               $6,836,790
12/30/94            $6,895,663               $6,637,401
12/29/95            $8,272,620               $7,863,915
12/31/96            $8,991,972               $8,149,401
12/31/97            $9,868,341               $8,936,041
12/31/98           $10,065,121               $9,712,298
12/31/99           $10,213,576               $9,632,163
12/31/00           $11,238,746              $10,752,019

This chart assumes an initial gross investment of $5,000,000 made on 12/31/90 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency Mortgage-Backed  28%
Agency Mortgage-Backed       16
Municipal                    14
Foreign Government           12
Corporate                    11
Foreign Corporate             9
Asset-Backed                  5
Other                         5

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

   TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF NET ASSETS)

    1.  Fannie Mae 7%, 7/15/05                                         3.6%
        AGENCY NON-MORTGAGE-BACKED SECURITY

    2.  GNMA 7%, 7/15/29                                               3.0%
        AGENCY MORTGAGE-BACKED SECURITY

    3.  Fannie Mae 6%, 6/1/29                                          2.9%
        AGENCY MORTGAGE-BACKED SECURITY

    4.  Fannie Mae 7%, 9/1/25                                          2.4%
        AGENCY MORTGAGE-BACKED SECURITY

    5.  Residential Accredit Loans, Inc.                               2.1%
        99-QS14, A5
        7.75%, 11/25/29
        NON-AGENCY MORTGAGE-BACKED SECURITY
    6.  United Mexican States Global Bond 10.375%, 2/17/09             2.1%
        FOREIGN GOVERNMENT SECURITY
    7.  Nationslink Funding Corp. 99-2, A2C 7.229%, 10/20/08           2.1%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    8.  Commercial Mortgage Asset Trust 99-C1 D 7.35%, 10/17/13        1.8%
        ASSET-BACKED SECURITY
    9.  Republic of Philippines 9.875%, 1/15/19                        1.8%
        FOREIGN GOVERNMENT SECURITY
   10.  United Mexican States Global Bond 11.375%, 9/15/16             1.7%
        FOREIGN GOVERNMENT SECURITY

                        INVESTMENTS AT DECEMBER 31, 2000

                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
U.S. GOVERNMENT SECURITIES--2.5%

U.S. TREASURY NOTES--2.5%
U.S. Treasury Notes
6.75%, 5/15/05......................      Aaa       $   1,410   $ 1,500,808
U.S. Treasury Notes,
5.75%, 11/15/05.....................      Aaa             300       309,762
U.S. Treasury Notes
5.75%, 8/15/10......................      Aaa           1,295     1,357,219
---------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $3,071,209)                                      3,167,789
---------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--15.3%
Fannie Mae 6.75%, 6/25/20...........      Aaa              18        18,149
Freddie Mac 6.65%, 6/15/23..........      Aaa           2,050     2,067,860
Fannie Mae 7%, 9/1/25...............      Aaa           2,997     3,000,308
Fannie Mae 6%, 6/1/29...............      Aaa           3,856     3,730,320
Fannie Mae 6%, 11/1/29..............      Aaa             991       958,336
Fannie Mae 7.50%, 10/1/30...........      Aaa             320       323,950
GNMA 6.50%, 3/15/29.................      Aaa           1,401     1,387,404
GNMA 6.50%, 4/15/29.................      Aaa           1,299     1,285,552
GNMA 7%, 7/15/29....................      Aaa             864       867,904
GNMA 7%, 7/15/29....................      Aaa           3,784     3,800,277
GNMA 7%, 8/15/29....................      Aaa           1,931     1,939,609
---------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $18,790,066)                                    19,379,669
---------------------------------------------------------------------------
                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------

AGENCY NON MORTGAGE-BACKED
SECURITIES--3.6%
Fannie Mae 7%, 7/15/05..............      Aaa       $   4,380   $ 4,596,709
---------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,466,461)                                      4,596,709
---------------------------------------------------------------------------

MUNICIPAL BONDS--13.0%

CALIFORNIA--4.6%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19......................      Aaa           1,000       947,600

Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29......................      Aaa             635       594,620

Fresno County Pension Obligation
Revenue Taxable 6.21%, 8/15/06......      Aaa           1,400     1,398,348

Long Beach Pension Obligation
Revenue Taxable 7.09%, 9/1/09.......      Aaa           1,475     1,536,006

Oakland Pension Obligation Revenue
Taxable Series A 6.95%, 12/15/08....      Aaa             200       207,014

                       See Notes to Financial Statements                      13

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
CALIFORNIA--CONTINUED
Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09....      Aaa       $     125   $   129,390

Ventura County Pension Obligation
Revenue Taxable 6.54%, 11/1/05......      Aaa           1,000     1,015,130
                                                                -----------
                                                                  5,828,108
                                                                -----------

COLORADO--1.5%
Denver City and County School
District 01 Pension Taxable
6.76%, 12/15/07.....................      Aaa           1,900     1,948,013

CONNECTICUT--1.4%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A
6.91%, 9/1/12.......................      Aaa           1,100     1,129,964

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A
6.57%, 9/1/13(b)....................      Aaa             715       708,286
                                                                -----------
                                                                  1,838,250
                                                                -----------

FLORIDA--1.6%
Tampa Solid Waste System Revenue
Taxable Series A 6.43%, 10/1/08.....      Aaa             930       924,206

University of Miami Exchangeable
Revenue Taxable Series A
7.40%, 4/1/11(d)....................      Aaa             210       216,313

University of Miami Exchangeable
Revenue Taxable Series A
7.65%, 4/1/20(d)....................      Aaa             825       836,963
                                                                -----------
                                                                  1,977,482
                                                                -----------

ILLINOIS--1.6%
Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24......      Aaa           1,925     1,972,875
MASSACHUSETTS--0.7%
Massachusetts State Port Authority
Revenue Taxable Series C
6%, 7/1/01..........................       Aa             870       870,200
                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------

NEW JERSEY--0.4%
New Jersey Sports & Exposition
Authority State Contract Taxable
Series B 7.375%, 3/1/13.............      Aaa       $     470   $   496,470

NEW YORK--0.3%
New York State Taxable Series D
6.75%, 6/15/09......................       A              400       403,592

PENNSYLVANIA--0.7%
Philadelphia Authority For
Industrial Development Pension
Funding Retirement Systems Revenue
Taxable Series A 5.79%, 4/15/09.....      Aaa           1,000       957,410

TEXAS--0.2%
Dallas-Fort Worth International
Airport Facilities Improvement
Revenue Taxable 6.45%, 11/1/08......      Aaa             200       200,818
---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $16,330,393)                                    16,493,218
---------------------------------------------------------------------------

ASSET-BACKED SECURITIES--4.3%

Aviation Capital Group Trust 00-1A,
A1 7.166%, 11/25/25.................       Aa           1,300     1,300,000

Capita Equipment Receivables Trust
97-1, B 6.45%, 8/15/02..............       Aa             600       600,000

Countrywide Asset-Backed
Certificates 99-3, AF5
7.73%, 9/25/27......................      Aaa           1,625     1,666,185

New Century Home Equity Loan Trust
7.22%, 11/25/27.....................      Aaa             975       984,589

Premier Auto Trust 97-3, B
6.52%, 1/6/03.......................       A              850       850,850
---------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,318,925)                                      5,401,624
---------------------------------------------------------------------------

14                     See Notes to Financial Statements

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
CORPORATE BONDS--10.3%
AIRLINES--1.4%
America West Airlines
8.057%, 7/2/20......................      Aaa       $     585   $   610,096

Northwest Airlines Corp.
Series 2000-1 Class G
8.072%, 4/1/21......................      Aaa           1,065     1,158,720
                                                                -----------
                                                                  1,768,816
                                                                -----------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.8%
Adelphia Communications Corp.
Series B 8.375%, 2/1/08.............       B              330       283,800

Century Communications
8.375%, 12/15/07....................       B              185       155,862

Charter Communications Holdings LLC
10%, 4/1/09.........................       B              560       543,200
                                                                -----------
                                                                    982,862
                                                                -----------

COMMUNICATIONS EQUIPMENT--1.5%
Crown Castle International Corp.
0%, 5/15/11.........................       B              825       558,937

Metromedia Fiber Network, Inc.
Series B 10%, 11/15/08..............       B              350       292,250

Spectrasite Holdings, Inc. Series B
10.75%, 3/15/00.....................       B              685       638,762
Williams Connunications
10.70%, 10/1/07.....................       B              575       445,625
                                                                -----------
                                                                  1,935,574
                                                                -----------

DISTRIBUTORS (FOOD & HEALTH)--0.2%
Fleming Cos., Inc.
10.625%, 7/31/07....................       B              390       269,100

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.8%
MGM Mirage, Inc. 9.75%, 6/1/07......       Ba             250       262,188

Mohegan Tribal Gaming
8.125%, 1/1/06......................       Ba             125       123,750

Mohegan Tribal Gaming
8.75%, 1/1/09.......................       Ba             125       125,469

Park Place Entertainment Corp.
7.875% 12/15/05.....................       Ba             285       280,013
                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--CONTINUED

Station Casinos, Inc.
9.875%, 7/1/10......................       B        $     260   $   267,150
                                                                -----------
                                                                  1,058,570
                                                                -----------

HEALTH CARE (GENERIC AND OTHER)--0.4%
ICN Pharmaceutical Inc. 144A
8.75%, 11/15/08(b)..................       Ba             505       507,525

HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
Tenet Healthcare Corp.
8%, 1/15/05.........................       Ba             250       254,375

HEALTH CARE (SPECIALIZED SERVICES)--0.3%
HEALTHSOUTH Corp. 144A
10.75%, 10/1/08(b)..................       Ba             330       344,025

INSURANCE (PROPERTY-CASUALTY)--0.4%
HSB Capital I Series B
7.708%, 7/15/27(d)..................     AA(c)            550       502,633

MACHINERY (DIVERSIFIED)--0.1%
Columbus Mckinnon Corp. 144A
8.50%, 4/1/08(b)....................       B              195       144,788

SERVICES (COMMERCIAL & CONSUMER)--0.6%
Service Corp. International
6%, 12/15/05........................       B              880       479,600

United Rentals, Inc. Series B
9.25%, 1/15/09......................       B              300       228,000
                                                                -----------
                                                                    707,600
                                                                -----------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
Voicestream Wireless Holdings
10.375%, 11/15/09...................       B              505       543,506

TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
Allegiance Telecom, Inc. Series B
11.75%, 2/15/08.....................       B              965       607,950

Focal Communications Corp. Series B
11.875%, 1/15/10....................       B              735       499,800

McleodUSA, Inc. 9.50%, 11/1/08......       B              660       600,600

NTL Communications Corp. 144A
11.875%, 10/1/10(b).................       B              695       622,025

Nextlink Communications, Inc.
10.75%, 11/15/08....................       B              760       630,800
                                                                -----------
                                                                  2,961,175
                                                                -----------

                       See Notes to Financial Statements                      15

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
TEXTILES (HOME FURNISHINGS)--0.4%
Westpoint Stevens, Inc.
7.875%, 6/15/05.....................       B        $     620   $   465,000

WASTE MANAGEMENT--0.5%
Allied Waste Industries
7.40%, 9/15/35......................       Ba             770       585,200
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $13,555,868)                                    13,030,749
---------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--26.5%

Fannie Mae 6%, 5/1/29...............      Aaa           1,224     1,183,817

CS First Boston Mortgage Securities
Corp. 97-SPCE, C 7.077%, 2/20/07....     AA(c)          1,450     1,452,719

CS First Boston Mortgage Securities
Corp. 98-C2, A1 5.96%, 12/15/07.....      Aaa             601       596,201

CS First Boston Mortgage Securities
Corp. 98-C1, A1B 6.48%, 5/17/08.....      Aaa             100       100,199

CS First Boston Mortgage Securities
Corp. 99-C1, A2 7.29%, 9/15/09......      Aaa           1,115     1,167,456

Chase Mortgage Finance Corp. 00-S1,
A7 7.25%, 2/25/30...................      Aaa           1,550     1,547,457

Commercial Mortgage Asset Trust
99-C1, D 7.35%, 10/17/13............      Baa           2,400     2,313,114

Countrywide Home Loans 99-11, A16
7.25%, 11/15/29.....................     Aaa(c)         1,905     1,918,395

Countrywide Home Loans 00-9, A4
7.50%, 1/25/31......................      AAA           1,100     1,117,952

DLJ Commercial Mortgage Corp.
99-CG1, A1B 6.46%, 1/10/09..........      Aaa           1,250     1,250,000

First Union-Lehman Brothers
Commercial Mortgage Trust 97-C2, F
7.50%, 9/18/15......................     BB+(c)           500       412,452

GMAC Commercial Mortgage Securities,
Inc. 99-C1, B 6.295%, 5/15/33.......     AA(c)          1,000       980,703

LB Commercial Conduit Mortgage Trust
98-C4, F 6%, 12/15/08...............       Ba           1,000       783,362
                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09...........      Aaa       $   1,670   $ 1,751,413

Mortgage Capital Funding, Inc.
96-MC2, F 5.75%, 12/21/26...........       Ba           1,400     1,139,961

Nationslink Funding Corp. 99-2, A2C
7.229%, 10/20/08....................     AAA(c)         2,500     2,603,809

Norwest Asset Securities Corp. 99-5,
B2 6.25%, 3/25/14...................      A(c)          1,659     1,600,202

Norwest Asset Securities Corp.
99-10, B2 6.25%, 4/25/14............      A(c)          1,111     1,070,859

PNC Mortgage Acceptance Corp.
99-CM1, A1B 7.33%, 10/10/09.........     AAA(c)         1,615     1,707,610

PNC Mortgage Acceptance Corp. 00-C2,
A2 7.30%, 9/12/10...................      Aaa             320       336,854

Residential Accredit Loans, Inc.
99-QS14, A5 7.75%, 11/25/29.........     AAA(c)         2,622     2,676,898

Residential Funding Mortgage
Securities I 93-S25, M3
6.50%, 7/25/08......................     AAA(c)           467       461,730

Residential Funding Mortgage
Securities I 98-S2, A4
7%, 1/25/28.........................     AAA(c)           377       371,125

Ryland Mortgage Securities Corp. III
92-A, 1A 8.256%, 3/29/30(d).........     A-(c)            273       271,753

Structured Asset Securities Corp.
00-C2, L 8.436%, 3/20/03(d).........     BB+(c)         1,066     1,019,240

Structured Asset Securities Corp.
98-C3A, H 7.198%, 4/25/03(d)........      Baa           1,525     1,511,656

Structured Asset Securities Corp.
95-C4, D 7%, 6/25/26................     AAA(c)           418       416,233

Vanderbilt Mortgage Finance 99-C,
1A3 7.385%, 1/7/20..................      Aaa             850       871,781

Wells Fargo Mortgage Backed
Securities Trust 00-10, B3
7%, 9/25/30.........................     BBB(c)           587       542,746

16                     See Notes to Financial Statements

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
Wells Fargo Mortgage Backed
Securities Trust 2000-10 B3 7%
11/25/30............................     BBB(c)     $     438   $   404,359
---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $32,516,791)                                    33,582,056
---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--10.8%

BRAZIL--1.1%
Republic of Brazil 11%, 8/17/40.....       B            1,650     1,345,781

BULGARIA--1.3%
Republic of Bulgaria FLIRB Series A
3%, 7/28/12(d)......................       B            2,270     1,691,150

CROATIA--1.2%
Croatia Series B
7.75%, 7/31/06(d)...................      Baa             566       543,810
Croatia Series A
7.75%, 7/31/10(d)...................      Baa             995       935,726
                                                                -----------
                                                                  1,479,536
                                                                -----------

MEXICO--3.7%
United Mexican States Global Bond
10.375%, 2/17/09....................      Baa           2,405     2,635,878
United Mexican States Global Bond
11.375%, 9/15/16....................      Baa           1,795     2,095,214
                                                                -----------
                                                                  4,731,092
                                                                -----------

PANAMA--0.9%
Republic of Panama
9.375%, 4/1/29......................       Ba           1,210     1,179,750

PHILIPPINES--1.8%
Republic of Philippines
9.875%, 1/15/19.....................       Ba           2,765     2,225,825
POLAND--0.8%
Poland Bearer PDI
6%, 10/27/14(d).....................      Baa           1,080     1,039,500
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $13,643,635)                                    13,692,634
---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--8.0%

BERMUDA--0.4%
Global Crossing Holdings Ltd.
9.125%, 11/15/06....................       Ba             505       486,062

CHILE--1.2%
Compania Sud Americana de Vapores
144A 7.375%, 12/8/03(b).............     BBB(c)           175       174,282
                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
CHILE--CONTINUED

Empresa Nacional de Electricidad SA
8.50%, 4/1/09.......................      Baa       $     175   $   176,545

Petropower I Funding Trust 144A
7.36%, 2/15/14(b)...................     BBB(c)         1,275     1,144,284
                                                                -----------
                                                                  1,495,111
                                                                -----------

LUXEMBOURG--0.4%
PTC International Finance II SA
11.25%, 12/1/09.....................       B              540       513,000

MEXICO--2.1%
Grupo Industrial Durango
12.625%, 8/1/03.....................       B              520       518,700

Grupo Iusacell SA de CV
14.25%, 12/1/06.....................       B              635       628,650

Maxcom Telecomunicaciones SA de CV
Series B 13.75%, 4/1/07.............       NR           1,260       617,400

Pemex Finance Ltd.
9.69%, 8/15/09......................      Baa             770       831,869
                                                                -----------
                                                                  2,596,619
                                                                -----------

NETHERLANDS--2.2%
Deutsche Telekom International
Finance BV 8%, 6/15/10..............       A            1,150     1,172,195

Netia Holdings BV Series
10.25%, 11/1/07.....................       B              895       622,025

Telefonica Europe BV
7.75%, 9/15/10......................       A              520       525,304

United Pan-Europe Communications NV
144A 10.875%, 8/1/09(b).............       B              675       435,375
                                                                -----------
                                                                  2,754,899
                                                                -----------

POLAND--0.4%
TPSA Finance BV 144A
7.75%, 12/10/08(b)..................      Baa             610       567,300

VENEZUELA--1.3%
PDVSA Finance Ltd. Series 1998-IC
6.80%, 11/15/08.....................      Baa           1,350     1,172,651

PDVSA Finance Ltd. Tranche H
9.375%, 11/15/07....................      Baa             140       141,575

                       See Notes to Financial Statements                      17

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                                        MOODY'S        PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
VENEZUELA--CONTINUED
PDVSA Finance Ltd. Tranche I
9.75%, 2/15/10......................      Baa       $     355   $   365,118
                                                                -----------
                                                                  1,679,344
                                                                -----------
---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $10,517,274)                                    10,092,335
---------------------------------------------------------------------------

                                            SHARES
                                          ----------
PREFERRED STOCKS--0.5%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.5%
Home Ownership Funding 2, Step-down
Pfd. 144A 13.338%(b)(d).............            900       685,179
-----------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $693,197)                                685,179
-----------------------------------------------------------------

COMMON STOCKS--0.1%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(e)(f)..........          1,955        26,881

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
AT&T Latin America Corp.
Class A(e)..........................         17,625        48,469
-----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $261,917)                                 75,350
-----------------------------------------------------------------
MUTUAL FUNDS--3.1%
Dreyfus Municipal Income Fund,
Inc.................................         43,400       347,200

                                            SHARES       VALUE
                                          ----------  -----------
Dreyfus Strategic Municipal Fund,
Inc.................................         28,500   $   245,813
Munienhanced Fund, Inc..............          6,300        64,575
Munivest Fund II, Inc...............         46,700       573,534
Muniyield New York Insured Fund,
Inc.................................         30,412       393,455
Muniyield Quality Fund..............          9,300       119,505
Nuveen Insured Municipal Opportunity
Fund, Inc...........................         60,000       813,750
Nuveen Municipal Value Fund, Inc....         87,800       768,250
Nuveen Performance Plus Municipal
Fund, Inc...........................         44,000       583,000
-----------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $3,662,157)                            3,909,082
-----------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.0%
(IDENTIFIED COST $122,827,893)                        124,106,394
-----------------------------------------------------------------

                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)
                                      ------------  ----------
SHORT-TERM OBLIGATIONS--0.5%

COMMERCIAL PAPER--0.5%
Kellogg Co. 6.65%, 1/2/01...........      A-2       $     350       349,936
Koch Industries, Inc.
6.45%, 1/2/01.......................      A-1+            300       299,946
---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $649,882)                                          649,882
---------------------------------------------------------------------------

TOTAL INVESTMENTS--98.5%
(IDENTIFIED COST $123,477,775)                        124,756,276(a)
Other assets and liabilities, net--1.5%                 1,897,804
                                                     ------------
NET ASSETS--100.0%                                   $126,654,080
                                                     ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,336,425 and gross depreciation of $2,273,097 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $123,692,948.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $5,333,069 or 4.2% of net assets.
(c)  As rated by Standard & Poors, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

18                     See Notes to Financial Statements

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $123,477,775)                              $  124,756,276
Cash                                                                   3,582
Receivables
  Investment securities sold                                         147,237
  Interest and dividends                                           1,869,826
  Other receivables                                                      169
Prepaid expenses                                                         588
                                                              --------------
    Total assets                                                 126,777,678
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                              1,393
  Investment advisory fee                                             26,818
  Financial agent fee                                                 10,543
  Transfer agent fee                                                   6,105
  Trustees' fees                                                       5,383
  Distribution fee                                                     1,316
Accrued expenses                                                      72,040
                                                              --------------
    Total liabilities                                                123,598
                                                              --------------
NET ASSETS                                                    $  126,654,080
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  133,936,522
Undistributed net investment income                                  107,313
Accumulated net realized loss                                     (8,668,256)
Net unrealized appreciation                                        1,278,501
                                                              --------------
NET ASSETS                                                    $  126,654,080
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $120,375,732)                3,943,206
Net asset value and offering price per share                          $30.53
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,278,348)                    205,606
Net asset value and offering price per share                          $30.54

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    8,755,771
Dividends                                                            307,030
                                                              --------------
    Total investment income                                        9,062,801
                                                              --------------
EXPENSES
Investment advisory fee                                              503,298
Distribution fee, Class Y                                             15,942
Financial agent fee                                                  129,087
Transfer agent                                                        38,554
Registration                                                          35,497
Professional                                                          28,591
Printing                                                              24,913
Trustees                                                              18,411
Custodian                                                             17,831
Miscellaneous                                                         31,498
                                                              --------------
    Total expenses                                                   843,622
    Less expenses borne by investment adviser                       (212,724)
                                                              --------------
    Net expenses                                                     630,898
                                                              --------------
NET INVESTMENT INCOME                                              8,431,903
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (1,203,350)
Net change in unrealized appreciation (depreciation) on
  investments                                                      3,744,696
                                                              --------------
NET GAIN ON INVESTMENTS                                            2,541,346
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   10,973,249
                                                              ==============

                       See Notes to Financial Statements                      19

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                           12/31/2000     12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  8,431,903  $  6,975,938
  Net realized gain (loss)                  (1,203,350)   (5,051,850)
  Net change in unrealized appreciation
    (depreciation)                           3,744,696      (400,998)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               10,973,249     1,523,090
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X            (7,891,559)   (6,552,804)
  Net investment income, Class Y              (432,381)     (423,134)
  In excess of net investment income,
    Class X                                         --       (89,248)
  In excess of net investment income,
    Class Y                                         --        (5,763)
  Return of capital, Class X                  (121,616)           --
  Return of capital, Class Y                    (6,663)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (8,452,219)   (7,070,949)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (916,685
    and 643,317 shares, respectively)       27,850,092    19,772,610
  Net asset value of shares issued from
    reinvestment of distributions
    (214,085 and 180,452 shares,
    respectively)                            6,418,714     5,414,358
  Cost of shares repurchased (535,538
    and 1,075,587 shares, respectively)    (16,316,453)  (33,215,963)
                                          ------------  ------------
Total                                       17,952,353    (8,028,995)
                                          ------------  ------------
CLASS Y
  Proceeds from sales of shares (32,124
    and 41,659 shares, respectively)           972,662     1,278,403
  Net asset value of shares issued from
    reinvestment of distributions
    (14,671 and 14,291 shares,
    respectively)                              439,041       428,895
  Cost of shares repurchased (71,527 and
    63,654 shares, respectively)            (2,158,576)   (1,967,205)
                                          ------------  ------------
Total                                         (746,873)     (259,907)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      17,205,480    (8,288,902)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     19,726,510   (13,836,761)
NET ASSETS
  Beginning of period                      106,927,570   120,764,331
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    AND DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF $107,313 AND
    ($60,179), RESPECTIVELY]              $126,654,080  $106,927,570
                                          ============  ============

20                     See Notes to Financial Statements

Phoenix-Duff & Phelps Institutional Managed Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                            ----------------------------------------------------------------------------
                                                                                                                 FROM
                                                             YEAR ENDED DECEMBER 31,                           INCEPTION
                                            ----------------------------------------------------------         3/1/96 TO
                                                2000             1999             1998            1997         12/31/96
Net asset value, beginning of
  period                                    $  29.88         $  31.47         $  33.17         $ 33.98          $ 33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  2.28(5)          2.01             2.26(5)         2.37(5)          2.03(5)
  Net realized and unrealized gain
    (loss)                                      0.63            (1.57)           (1.58)           0.85             0.69
                                            --------         --------         --------         -------          -------
      TOTAL FROM INVESTMENT
        OPERATIONS                              2.91             0.44             0.68            3.22             2.72
                                            --------         --------         --------         -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     (2.23)           (2.00)           (2.09)          (2.42)           (1.96)
  Dividends from net realized gains               --               --               --           (1.43)           (0.61)
  In excess of net investment
    income                                        --            (0.03)           (0.16)          (0.18)           (0.01)
  In excess of accumulated net
    realized gains                                --               --            (0.13)             --               --
  Return of capital                            (0.03)              --               --              --               --
                                            --------         --------         --------         -------          -------
      TOTAL DISTRIBUTIONS                      (2.26)           (2.03)           (2.38)          (4.03)           (2.58)
                                            --------         --------         --------         -------          -------
Change in net asset value                       0.65            (1.59)           (1.70)          (0.81)            0.14
                                            --------         --------         --------         -------          -------
NET ASSET VALUE, END OF PERIOD              $  30.53         $  29.88         $  31.47         $ 33.17          $ 33.98
                                            ========         ========         ========         =======          =======
Total return                                   10.04%            1.47%            1.99%           9.75%            8.24%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $120,376         $100,044         $113,273         $72,747          $71,482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                         0.55%            0.55%            0.55%           0.55%            0.55%(1)
  Net investment income                         7.53%            6.54%            6.89%           6.92%            7.15%(1)
Portfolio turnover                                87%             142%             105%            176%             199%(2)

                                                                             CLASS Y
                                            --------------------------------------------------------------------------
                                                                                                               FROM
                                                            YEAR ENDED DECEMBER 31,                          INCEPTION
                                            --------------------------------------------------------         3/1/96 TO
                                             2000             1999            1998            1997           12/31/96
Net asset value, beginning of
  period                                    $ 29.89         $  31.47         $ 33.18         $ 33.97          $ 33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 2.20(5)          1.96            2.18(5)         2.27(5)          1.98(5)
  Net realized and unrealized gain
    (loss)                                     0.63            (1.59)          (1.59)           0.88             0.66
                                            -------         --------         -------         -------          -------
      TOTAL FROM INVESTMENT
        OPERATIONS                             2.83             0.37            0.59            3.15             2.64
                                            -------         --------         -------         -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                    (2.15)           (1.92)          (2.02)          (2.33)           (1.89)
  Dividends from net realized gains              --               --              --           (1.43)           (0.61)
  In excess of net investment
    income                                       --            (0.03)          (0.15)          (0.18)           (0.01)
  In excess of accumulated net
    realized gains                               --               --           (0.13)             --               --
  Return of capital                           (0.03)              --              --              --               --
                                            -------         --------         -------         -------          -------
      TOTAL DISTRIBUTIONS                     (2.18)           (1.95)          (2.30)          (3.94)           (2.51)
                                            -------         --------         -------         -------          -------
Change in net asset value                      0.65            (1.58)          (1.71)          (0.79)            0.13
                                            -------         --------         -------         -------          -------
NET ASSET VALUE, END OF PERIOD              $ 30.54         $  29.89         $ 31.47         $ 33.18          $ 33.97
                                            =======         ========         =======         =======          =======
Total return                                   9.75%            1.26%           1.72%           9.52%            7.98%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                $6,278           $6,884          $7,491          $6,725           $7,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                        0.80%            0.80%           0.80%           0.80%            0.80%(1)
  Net investment income                        7.28%            6.29%           6.63%           6.65%            6.91%(1)
Portfolio turnover                               87%             142%            105%            176%             199%(2)

(1)  Annualized.
(2)  Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.74%, 0.74%, 0.77%, 0.77%, and 0.85% for the periods ended December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.99%, 0.99%, 1.02%, 1.02%, and 1.10% for the periods ended December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.
(5)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      21

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective October 12, 2000, Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Delaware business trust, (prior to that date, the Fund was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Two Portfolios are offered for sale: Growth Stock Portfolio and Managed Bond Portfolio.

  Each Portfolio has distinct investment objectives. The Growth Stock Portfolio seeks long-term appreciation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation.

  Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  Certain securities held by Managed Bond Portfolio were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2000, the total value of securities for which prices were provided by market makers represented approximately 1% of net assets.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage- and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in affect from the purchase date of each holding. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2000, the Portfolios had no forward currency contracts.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2000, the Portfolios had no futures contracts.

H. OPTIONS:

  Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2000, the Portfolios had no options.

I. EXPENSES:

  Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  The Adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                          1st $1     $1+
Portfolio                                 Billion  Billion
---------                                 -------  -------
Growth Stock Portfolio..................   0.60%    0.55%
Managed Bond Portfolio..................   0.45%    0.40%

  The Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until the dates indicated below, to the extent that such expenses exceed the following percentages of average annual net assets:

                                           Class X     Class Y           Dates
                                          ----------  ----------  --------------------
Growth Stock Portfolio..................      0.70%       0.95%   December 31, 2001
Managed Bond Portfolio..................      0.55%       0.80%   December 31, 2001

  Seneca Capital Management LLC ("Seneca") became the subadviser to the Growth Stock Portfolio effective August 6, 1999. For its services, Seneca is paid a fee by PIC ranging from 0.10% to 0.275% of the average daily net assets of the Growth Stock Portfolio. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the year ended December 31, 2000, $1,077 was retained by the Distributor, $1,815 was paid out to unaffiliated participants, and $67,363 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2000, financial agent fees were $218,331 of which PEPCO received $77,720. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2000, transfer agent fees were $76,289 of which PEPCO retained $35 which is net of fees paid to State Street.

  At December 31, 2000, PHL and affiliates held Portfolio shares which aggregated the following:

                                                   Aggregate
                                                   Net Asset
                                          Shares     Value
                                          -------  ---------
Growth Stock Portfolio-Class X..........       8   $    208
Growth Stock Portfolio-Class Y..........   8,119    209,633
Managed Bond Portfolio-Class X..........       4        122
Managed Bond Portfolio-Class Y..........   4,378    133,704

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 2000 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                            Purchases         Sales
                                          --------------  --------------
Growth Stock Portfolio..................   $76,492,340     $78,455,213
Managed Bond Portfolio..................    69,313,663      56,655,858

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2000, aggregated the following:

                                            Purchases         Sales
                                          --------------  --------------
Managed Bond Portfolio..................   $40,512,472     $38,915,276

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

5. OTHER

  As of December 31, 2000, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                           Number of    % of Total
                                          Shareholders  Net Assets
                                          ------------  ----------
Growth Stock Portfolio..................          3         47.1%
Managed Bond Portfolio..................          1         13.9%

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

6. CAPITAL LOSS CARRYOVERS

  The Managed Bond Portfolio has capital loss carryovers of $6,473,513, expiring in 2007 and $2,194,743 expiring in 2008, which may be used to offset future capital gains.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2000, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                                          Undistributed    Accumulated      Capital paid in
                                          net investment   net realized      on shares of
                                          income (loss)    gain (loss)    beneficial interest
                                          --------------  --------------  -------------------
Growth Stock Portfolio..................     $  1,577        $ (1,577)         $      --
Managed Bond Portfolio..................      187,808         (30,095)          (157,713)

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2000, Managed Bond Portfolio elected to defer capital losses in the amount of $2,122 and utilized prior year capital losses deferred in the amount of $893,129.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 2000, the following Portfolio distributed long-term capital gain dividends as follows:

Growth Stock Portfolio..............................................  $7,002,576

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees and Shareholders of The Phoenix-Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio and Managed Bond Portfolio (constituting the Phoenix-Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of Phoenix-Duff & Phelps Institutional Funds was held on October 12, 2000 to approve the following matters:

    1. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a Delaware business trust.

    2. Amend the fundamental investment restriction of each Portfolio regarding diversification.

    3. Amend the fundamental investment restriction of each Portfolio regarding concentration.

    4. Amend the fundamental investment restriction of each Portfolio regarding borrowing.

    5. Amend the fundamental investment restriction of each Portfolio regarding the issuance of senior securities.

    6. Amend the fundamental investment restriction of each Portfolio regarding underwriting.

    7. Amend the fundamental investment restriction of each Portfolio regarding investing in real estate.

    8. Amend the fundamental investment restriction of each Portfolio regarding investing in commodities.

    9. Amend the fundamental investment restriction of each Portfolio regarding lending.

    10. Amend the fundamental investment restriction of each Portfolio regarding joint trading.

    11. Amend the fundamental investment restriction of each Portfolio regarding pledging of assets.

    12. Eliminate the fundamental investment restriction of each Portfolio regarding short sales.

    13. Eliminate the fundamental investment restriction of each Portfolio regarding the purchase of securities on margin.

    14. Eliminate the fundamental investment restriction of each Portfolio regarding officer or trustee ownership of securities.

    15. Eliminate the fundamental investment restriction of each Portfolio regarding investing in warrants or rights.

    16. Eliminate the fundamental investment restriction of each Portfolio regarding investing in companies for the purpose of exercising control or management.

    17. Eliminate the fundamental investment restriction of each Portfolio regarding investing in oil, gas or other mineral leases.

    18. Eliminate the fundamental investment restriction of each Portfolio regarding investing in and writing puts, calls straddles and any combination thereof.

    19. Eliminate the fundamental investment restriction of each Portfolio regarding the purchase of illiquid securities.

    20. Eliminate the fundamental investment restriction of each Portfolio regarding securities lending.

On the record date of October 12, 2000, there were 5,565,853 shares outstanding and 74.59% of the shares outstanding and entitled to vote that were present by proxy.

NUMBER OF VOTES

                                                   FOR       AGAINST     ABSTAIN
                                               -----------  ----------  ----------
1.   Approve an Agreement and Plan of
     Reorganization which provides for the
     reorganization of the Fund into a
     Delaware business trust.                   3,514,992       2,845     633,810
2.   Amend the fundamental investment
     restriction of each Portfolio regarding
     diversification.                           3,507,191      10,646     633,810
3.   Amend the fundamental investment
     restriction of each Portfolio regarding
     concentration.                             3,498,079      19,758     633,810
4.   Amend the fundamental investment
     restriction of each Portfolio regarding
     borrowing.                                 3,498,079      19,758     633,810
5.   Amend the fundamental investment
     restriction of each Portfolio regarding
     the issuance of senior securities.         3,498,079      19,758     633,810
6.   Amend the fundamental investment
     restriction of each Portfolio regarding
     underwriting.                              3,498,079      19,758     633,810
7.   Amend the fundamental investment
     restriction of each Portfolio regarding
     investing in real estate.                  3,498,079      19,758     633,810
8.   Amend the fundamental investment
     restriction of each Portfolio regarding
     investing in commodities.                  3,498,079      19,758     633,810
9.   Amend the fundamental investment
     restriction of each Portfolio regarding
     lending.                                   3,498,079      19,758     633,810
10.  Amend the fundamental investment
     restriction of each Portfolio regarding
     joint trading.                             3,498,079      19,758     633,810
11.  Amend the fundamental investment
     restriction of each Portfolio regarding
     pledging of assets.                        3,498,079      19,758     633,810
12.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     short sales.                               3,498,079      19,758     633,810
13.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     the purchase of securities on margin.      3,498,079      19,758     633,810
14.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     officer or trustee ownership of
     securities.                                3,498,079      19,758     633,810
15.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     investing in warrants or rights.           3,507,191      10,646     633,810
16.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     investing in companies for the purpose
     of exercising control or management.       3,498,079      19,758     633,810
17.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     investing in oil, gas or other mineral
     leases.                                    3,498,079      19,758     633,810
18.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     investing in and writing puts, calls
     straddles and any combination thereof.     3,498,079      19,758     633,810
19.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     the purchase of illiquid securities.       3,498,079      19,758     633,810
20.  Eliminate the fundamental investment
     restriction of each Portfolio regarding
     securities lending.                        3,498,079      19,758     633,810

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Robert S. Driessen, Vice President
Marvin E. Flewellen, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
William R. Moyer, Vice President
Diane L. Mustain, Vice President
Christopher Saner, Vice President
Michael Schatt, Vice President
Andrew Szabo, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachussetts 02110

HOW TO CONTACT US

Shareholder Services        1-800-814-1897 (option 3)

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford CT 06115-0480

[LOGO] PHOENIX
       INVESTMENT PARTNERS









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